                                                                    Exhibit (16)

           VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND - CLASS A SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996


Formula                                                                 P(1+T)n     =    ERV

Including Payment of the Sales Charge
Net Asset Value                                                          $14.79
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $1,152.87     =    ERV
One year period ended 12/31/96                                                1     =    n

TOTAL RETURN FOR THE PERIOD                                              15.29%     =    T


Excluding Payment of the Sales Charge
Net Asset Value                                                          $14.79
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $1,223.43     =    ERV
One year period ended 12/31/96                                                1     =    n

TOTAL RETURN FOR THE PERIOD                                              22.34%     =    T

                TOTAL RETURN CALCULATION FIVE YEARS ENDED DECEMBER 31, 1996


Formula                                                                 P(1+T)n     =    ERV
Including Payment of the Sales Charge
Net Asset Value                                                          $14.79
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $1,757.67     =    ERV
Five years ended 12/31/96                                                     5     =    n

TOTAL RETURN FOR THE PERIOD                                              11.94%     =    T


Excluding Payment of the Sales Charge
Net Asset Value                                                          $14.79
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $1,864.98     =    ERV
Five years ended 12/31/96                                                     5     =    n

TOTAL RETURN FOR THE PERIOD                                              13.28%     =    T

           VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND - CLASS A SHARES

           TOTAL RETURN CALCULATION TEN YEARS ENDED DECEMBER 31, 1996


Formula                                                                 P(1+T)n     =    ERV
Including Payment of the Sales Charge
Net Asset Value                                                          $14.79
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $3,352.53     =    ERV
Ten years ended 12/31/96                                                     10     =    n

TOTAL RETURN FOR THE PERIOD                                              12.86%     =    T


Excluding Payment of the Sales Charge
Net Asset Value                                                          $14.79
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $3,556.95     =    ERV
Ten years ended 12/31/96                                                     10     =    n

TOTAL RETURN FOR THE PERIOD                                              13.53%     =    T

                 TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996


Formula                                                                 P(1+T)n     =    ERV

Including Payment of the Sales Charge
Net Asset Value                                                          $14.79
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                              $25,115.20     =    ERV
Inception through 12/31/96                                                28.24     =    n

TOTAL RETURN FOR THE PERIOD                                               12.09%    =    T


Excluding Payment of the Sales Charge
Net Asset Value                                                          $14.79
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                              $26,634.15     =    ERV
Inception through 12/31/96                                                28.24     =    n

TOTAL RETURN FOR THE PERIOD                                               12.32%    =    T


           VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996


Formula                                                          ERV - P
                                                                --------
                                                                    P         =     T


Including Payment of the Sales Charge
Net Asset Value                                                     $14.79
Initial Investment                                               $1,000.00    =    P
Ending Redeemable Value                                         $25,115.20    =    ERV

TOTAL RETURN FOR THE PERIOD                                      2,411.52%    =    T


Excluding Payment of the Sales Charge
Net Asset Value                                                     $14.79
Initial Investment                                               $1,000.00    =    P
Ending Redeemable Value                                         $26,634.15    =    ERV

TOTAL RETURN FOR THE PERIOD                                      2,563.42%    =    T

           VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND - CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

Formula                                                                 P(1+T)n     =    ERV

Including Payment of the CDSC
Net Asset Value                                                          $14.80
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $1,163.85     =    ERV
One year period ended 12/31/96                                                1     =    n

TOTAL RETURN FOR THE PERIOD                                              16.39%     =    T


Excluding Payment of the CDSC
Net Asset Value                                                          $14.80
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $1,213.85     =    ERV
One year period ended 12/31/96                                                1     =    n

TOTAL RETURN FOR THE PERIOD                                              21.39%     =    T


               TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996

Formula                                                                 P(1+T)n     =    ERV


Including Payment of the CDSC
Net Asset Value                                                          $14.80
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $1,776.08     =    ERV
Inception through 12/31/96                                                 4.20     =    n

TOTAL RETURN FOR THE PERIOD                                              14.66%     =    T


Excluding Payment of the CDSC
Net Asset Value                                                          $14.80
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $1,788.68     =    ERV
Inception through 12/31/96                                                 4.20     =    n

TOTAL RETURN FOR THE PERIOD                                              14.85%     =    T


           VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND - CLASS B SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996

Formula                                                          ERV - P
                                                                ---------
                                                                    P        =    T

Including Payment of the CDSC
Net Asset Value                                                     $14.80
Initial Investment                                               $1,000.00    =    P
Ending Redeemable Value                                          $1,776.08    =    ERV

TOTAL RETURN FOR THE PERIOD                                         77.61%    =    T


Excluding Payment of the CDSC
Net Asset Value                                                     $14.80
Initial Investment                                               $1,000.00    =    P
Ending Redeemable Value                                          $1,788.68    =    ERV

TOTAL RETURN FOR THE PERIOD                                         78.87%    =    T

           VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND - CLASS C SHARES


        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

Formula                                                                 P(1+T)n     =    ERV

Including Payment of the CDSC
Net Asset Value                                                          $14.81
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $1,203.84     =    ERV
One year period ended 12/31/96                                                1     =    n

TOTAL RETURN FOR THE PERIOD                                              20.38%     =    T


Excluding Payment of the CDSC
Net Asset Value                                                          $14.81
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $1,213.84     =    ERV
One year period ended 12/31/96                                                1     =    n

TOTAL RETURN FOR THE PERIOD                                              21.38%     =    T


                     TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996


Formula                                                                 P(1+T)n     =    ERV

Including Payment of the CDSC
Net Asset Value                                                          $14.81
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $1,584.84     =    ERV
Inception through 12/31/96                                                 3.18     =    n

TOTAL RETURN FOR THE PERIOD                                              15.58%     =    T

Excluding Payment of the CDSC
Net Asset Value                                                          $14.81
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $1,584.84     =    ERV
Inception through 12/31/96                                                 3.18     =    n

TOTAL RETURN FOR THE PERIOD                                              15.58%     =    T


           VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996

Formula                                      ERV - P
                                           ---------
                                                P                      =     T

Including Payment of the CDSC
Net Asset Value                                                          $14.81
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $1,584.84     =    ERV

TOTAL RETURN FOR THE PERIOD                                              58.48%     =    T

Excluding Payment of the CDSC
Net Asset Value                                                          $14.81
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $1,584.84     =    ERV

TOTAL RETURN FOR THE PERIOD                                              58.48%     =    T